UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 6, 2006

                               NuWay Medical, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                      000-19709                 65-0159115
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)

                 2603 Main Street, Suite 1155, Irvine, CA 92614
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 235-8062

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

      (b) On April 6, 2006, Steven V. Harrison II resigned from the Board of Directors of the Company, effective as of such date. Mr. Harrison was chairman of the Audit and Compensation Committees.

Item 9.01   Financial Statements and Exhibits

      (c) Exhibits

      None


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2006                           NUWAY MEDICAL, INC.

                                               By: /s/ Dennis Calvert
                                               ----------------------
                                               Dennis Calvert
                                               Chief Executive Officer